Exhibit 99.1

2012 Raymond James

Government Services & Technology Summit

John Shephard

SVP, Chief Strategy & Corporate Development Officer

January 5, 2012

FORWARD LOOKING STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, statements about the separation of Exelis Inc. (the “Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward looking statements. Forward looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to:

Economic, political and social conditions in the countries in which we conduct our businesses; Changes in U.S. or International government defense budgets;

Decline in consumer spending;

Sales and revenues mix and pricing levels;

Availability of adequate

labor, commodities, supplies and raw materials;

Interest and foreign currency exchange rate fluctuations and changes in local government regulations;

Competition, industry capacity & production rates;

Ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us;

Our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; Changes in the value of goodwill or intangible assets;

Our ability to achieve stated synergies or cost savings from acquisitions or divestitures;

The number of personal injury claims filed against or the Company or degree of liability;

Our ability to effect restructuring and cost reduction programs and realize savings from such actions;

Government regulations and compliance therewith, including Dodd-Frank legislation; Changes in technology;

Intellectual property matters;

Governmental investigations; Potential future employee benefit plan contributions and other employment and pension matters; Contingencies related to actual or alleged environmental contamination, claims and concerns;

Changes in generally accepted accounting principles; and

Other factors set forth in our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission.

In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity.

The Company undertakes no obligation to update any forward looking statements, whether as a result of new information, future events or otherwise.

2

THE STATE OF SECURITY

Unstable Highly Unstable War State Concern Nuclear Proliferation Terrorism Border Tension Civil Unrest

Cyber Attack-Emphasis shifting from major ground deployments to Piracy ensuring access by air and sea assets in strategic theaters Drug War Persistent cyber priorities in counter-terror and

Natural Disaster

Threats are numerous, asymmetric and unlikely to abate

3

A DIVERSIFIED BUSINESS RESPONDING TO GLOBAL SECURITY NEEDS…

C4ISR Electronics & Systems

Electronic Systems Geospatial Systems

Electronic Warfare

Airborne Situational Awareness

Force Protection

Information

Networked Exploitation Communications

Space-Based Satellite

Radar Imaging

Composite Structures

Weather & Climate

Reconnaissance & Monitoring Surveillance

GPS

Undersea Acoustics

Night Vision

Integrated Power Solutions

Information & Technical Services (I&TS)

Information Systems Mission Systems

High-end Information

Global Base Operations and Engineering Services Support

Information-enabled

Range Operations, Mission Solutions Sustainment, Upgrade

& Modernization

Enterprise Air Traffic

Management Solutions

Battlefield Network Communications

Aviation Information Support Systems

Worldwide Logistics &

Enterprise Deployment Support Communication System and Network Services

Ground Vehicle & Equipment

Satellite Ground Systems Maintenance

4

…WITH A DIVERSIFIED PORTFOLIO

2010 Revenue by Customer/Contract Type 2010 Revenue: $5.9B

2011(E) Revenue: $5.7B(1)

CUSTOMERS

International, Other Non

DoD, NASA, Commercial, FAA

Army 28% 35%

Intel, Special Ops, Other DOD

7% Navy Air Force 14% 16%

CONTRACT TYPE

Cost Fixed Plus Price 48% 52%

CONTRACT POSITION

I&TS C4ISR Prime Prime 32% 48% Sub contractor 20%

Customer and contract diversity provides sustainability and mitigates against downside risk

(1)	Top end of guidance range previously provided on July 29, 2011
5

LARGE FIELDED BASE & PLATFORM AGNOSTIC SOLUTIONS

Space Fixed Wing & UAVs Rotary Wing Naval Vehicle s Systems (G) Aircraft 53

8 64 47 60 22 60 MH- MH-ISR 1B 130 15 16 18 22 35 AH- UH-

GPS F F F F P Subs

B C UAVs Com’l CV Surface round oldier

E/F CH/MH

Capabilities G S Examples

Electronic 25,000 counter IED

systems; 2,500

Warfare

airborne jammers Communications 600,000 radio systems Radar & 1,200 radars; Acoustics 1,000 ESM systems

Night Vision &

860,000+ goggles

Imaging

Navigation 43 GPS payloads

Integrated 18,000 weapon

Structures release racks

Broadly positioned on enduring platforms Exelis Position

Platform diversification, modernization and aftermarket drive revenue sustainability

6

EVOLVING REVENUE MIX—BALANCE OF PRODUCTS AND SERVICES

$B

$1.7B CAGR 28 -.2% $0.6B

$5.1B

CAGR 5.0%

$4.4B

$-

(1)

US SINCGARS, IED Jammers and Night Vision All Other

$B

Products (2)

Services (2)

60 / 40 50 / 50

(1)

“All other” represents 90% of 2011 revenue and is well positioned for continued market-share growth

(1)	2011E Guidance as previously provided on July 29, 2011

Service mix anticipated to remain in the ratio seen in 2011

(2)	Product and service revenues serve as a close proxy for fixed price (product) and cost plus (service) revenues
7

Exelis Divisions are Focused on Winning

Recent Wins

- Classified ISR
- International Night Vision (Sweden, Afghanistan, Norway)
- Next Generation Jammer - Technical Maturity Phase
- Department of State EGON Jammer
- WSOTS
- CBRNE and Biometrics Applications and Technologies
- KBOSSS
- APS-5

  (KBOSSS and APS-5: Option Year Exercises)
- US Navy F/A-18E/F IDECM
- SCNS
- ADSB Multilateration Expansion phase II
- International Radar

Major Pursuits in 2011-12

- DATACOMM
- Next Generation Jammer
- Common Infra-Red Counter Measures (CIRCM)
- UAE Falcon Eye
- International ADS-B
- NIE Communications Initiatives
- Southwest Asia Communications O&M
- European Communications O&M
- Launch Integrated Support
- GeoEye3
- GNOMAD

ITT EXELIS

8

STRONG TEAM AND CULTURE DRIVE ABILITY TO WIN AND EXECUTE

ADS-B

Cornerstone of FAA Next Generation Air Transportation System

(NextGen)

GPS-based real-time surveillance

Improved safety, capacity and efficiency

On track and under budget

IDECM

Next generation integrated countermeasures for F/A-18

10 years of on-time supply to US Navy F/A-18 E/F models

Retrofitting to legacy C/D models to meet future threats

Counter-IED

Vehicle-mounted Counter IED

Swiftly ramped up in support of urgent war fighter needs

Organization-wide effort to ensure quality and delivery

20,000+ units delivered to date

CH-53 Aerostructures

Major sub assemblies for CH-53K, the first all-composite heavy-lift helicopter

Full design, development and manufacturing responsibility

Significant investment in capacity and automation

DELIVER AFFORDABLE, READY-NOW SOLUTIONS

Intelligence, Surveillance and Reconnaissance

Space-based and airborne capabilities

Solutions leveraging commercially available technologies

Simultaneous multi-user analysis of live video and imagery

Networked

Communications

Simple-to-install software-defined radio modules

Augments widely fielded existing solutions

Compatible with commercial radios and smart phones

Electronic Warfare

Modular, scalable electronic protection and jamming systems

Adaptable, next-gen counter-IED solution

Leveraging combat-proven technologies

Information & Technical Services

Air traffic and airport solutions

Agile cyber and science support to classified customers

Global, scalable base operations and logistics services

Our offerings are aligned with customer mission and funding priorities

INVESTMENTS ALIGNED WITH DOD PRIORITIES

Priorities[1]	Needs	Exelis Solutions	
Data to Decisions	Faster and more efficient analysis and use of large data sets		▪ EchoStorm ▪ Gorgon Stare ▪ Large-Data-WAN
Electronic Warfare / Electronic Protection	Protection of systems and extension of capabilities across the electromagnetic spectrum		▪ Next Gen EW Jammer ▪ Networked IED Protection ▪ Electromagnetic pulse protection
Cyber Science & Technology	Efficient and effective cyber capabilities across the joint operations spectrum		▪ Multi-level Secure Cloud ▪ Cyber Mission Assurance ▪ Communications and network solutions
Autonomy	Autonomous completion of complex tasks in a reliable and safe manner		▪ Sense & Avoid Radar ▪ Tagging, Tracking & Locating

We enable smarter, faster decisions and efficient, targeted responses

(1) As stated by Secretary of Defense; 4/19/2011 memorandum; Science and Technology Priorities for Fiscal Years 2013-17 Planning

11

CONTINUE TO EXPAND IN INTERNATIONAL MARKETS

International Revenue by Region (2010)

Traditional High-Growth Markets Markets 41% 59%

Middle East

Europe 28% 20% CAGR 41% international growth 2008-2010

Asia-Pacific 25% Americas 6%

Growth driven by expanding product sales and solutions in high-growth markets

EXPAND AIR TRAFFIC SOLUTIONS & AEROSTRUCTURES

Air Traffic 2010 – 2030

Trillions of Revenue Passenger KMs 2010-2030

Traffic: 4.8 5 - .1% CAGR Fleets: 3.6 - 3.8% CAGR

Air traffic and world-wide fleets expected to double over next 20 years

ATM and aerostructures are in strong up-cycle

Sources: The Boeing Company and Airbus

PORTFOLIO MANAGEMENT TO ALIGN WITH ENDURING NEEDS

Core Positions: Extend Leadership

Electronic Warfare ISR Networked Communications

Focused Growth: Invest in Capabilities && Scale Scale

Air Traffic Solutions Information & Cyber Aerostructures

Create value through complementary C4ISR capabilities and positions

Presentation title Calibri January Regular 5, 2012 915 pt

Appendix

APPENDIX

Presenting Management Biographies

John Shephard, Senior Vice President – Chief Strategy and Corporate Development Officer

John’s areas of responsibility for Exelis, Inc., include corporate strategy, planning, and mergers & acquisitions. Prior to the Oct, 2011, spin-off of Exelis from ITT Corporation, he led these functions for ITT’s Defense and Information Solutions Group. He also led ITT Corporation government relations from April 2009 to September 2010, and global business development from April 2009 to April 2011.

Prior to joining ITT, John was CEO of Pallas-Athena Group based in Williamsburg, Va., where he provided strategic, financial, and operations consultation to clients including start-ups and emerging technology-based ventures, private equity funds and Fortune Global 500 corporations.

Previously, he was President, Newport News Industrial Co., and Sector Senior Vice President, Operations, Northrop Grumman-Newport News, where he led operations for a $3 billion business sector that designs, builds and maintains nuclear-powered aircraft carriers and submarines. Ships produced during his tenure include the nuclear-powered carriers U.S.S. Harry S. Truman, U.S.S.

Ronald Reagan, and U.S.S. George H. W. Bush, and several U.S.S. Virginia class submarines.

Prior to that he served in a variety of leadership roles at Newport News Shipbuilding, Inc., to include Vice President, Manufacturing and Materials; Vice President, Strategy and Process Innovation; and Director, Strategic Planning.

John began his work in industry at Tenneco, Inc., following a distinguished military career, which included command and staff assignments from platoon to division level, combat duty in Operation Desert Storm with the 101st Airborne Division, a NASA leadership post, and a teaching assignment at the United States Military Academy.

John holds degrees from the U.S. Military Academy at West Point and the Massachusetts Institute of Technology, and was a White House Fellow. In 1999, the American Society of Engineering Management honored him as Engineering Manager of the Year.